DURABLE POWER OF ATTORNEY
WITH RESPECT TO
LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT (REGISTRANT)
AND
LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)
The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as his true and lawful attorney-in- fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Stephen Campbell
Stephen Campbell
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT (REGISTRANT)
AND
LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as his true and lawful attorney-in- fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Richard Carbone
Richard Carbone
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT (REGISTRANT)
AND
LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)
The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as his true and lawful attorney-in- fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Clive Cowdery
Clive Cowdery
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT (REGISTRANT)
AND
LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as her true and lawful attorney-in- fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Ann Frohman
Ann Frohman
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT (REGISTRANT)
AND
LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)
The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as his true and lawful attorney-in- fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Jon Hack
Jon Hack
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT (REGISTRANT)
AND
LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)
The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as his true and lawful attorney-in- fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Robert Stein
Robert Stein
Director

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT (REGISTRANT)
AND
LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as her true and lawful attorney-in- fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Grace Vandecruze
Grace Vandecruze
Director